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                                                                    EXHIBIT 23.8

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 2 to the Registration Statement on Form SB-2 (No. 333-15211) of PhoneTel Technologies, Inc. of our report dated November 17, 1995, relating to the financial statements of Cherokee Communications, Inc., appearing in the Prospectus, which is part of this Registration Statement.


We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/  Deloitte & Touche, LLP

Dallas, Texas

December 9, 1996